UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20369

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported: January 6, 2016

RORINE INTERNATIONAL HOLDING CORPORATION
(Exact name of registrant as specified in charter)

Nevada	000-53156	45-0588917

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 325-7582, Las Vegas Blvd South	89123
Las Vegas, Nevada

(Address of principal executive offices)	(Zip code)

Issuer’s telephone number, including area code: 1-702-560-4373
(Registrant's telephone number including area code)

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On January 6, 2016, Michael F. Albanese, CPA (“Albanese”) was dismissed by the Company’s Board of Directors as the Company’s independent registered public accounting firm.

Albanese issued audit reports on the Company’s financial statements for the years ended November 30, 2014 and 2013.

The Albanese reports on the financial statements of the Company for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.

The Albanese reports on the financial statements of the Company for the past two years each contained going concern explanatory paragraphs.

During the Company’s two most recent fiscal years and any subsequent interim period preceding Albanese’s dismissal, there were no reportable events or disagreements with Albanese on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Albanese, would have caused the Company to make reference to the subject matter of the disagreement(s) in connection with this report.

The Company has provided a copy of this disclosure to Albanese, and requested that Albanese furnish the Company with a letter, within the time periods prescribed by Item 304(a)(3) of Regulation S-K of Securities and Exchange Act of 1934, addressed to the Securities and Exchange Commission stating whether Albanese agrees with the statements made by the Company and, if not, stating the respects in which Albanese does not agree.

A copy of Albanese’s response to this Report on Form 8-K is attached hereto as Exhibit 16.1 to this current report on Form 8K.

On January 6, 2016, the Board of Directors of the Company approved the appointment of and engaged BF Borgers CPA PC (“Borgers”).as the Company's new independent registered public accounting firm for the Company's fiscal year ended November 30, 2015, subject to the completion of final acceptance procedures.

During the two most recent fiscal years and the interim period preceding our engagement of Borgers, we did not consult with them on any matter described in Item 304(a)(2) of Regulation S-K.

•	Item 9.01. Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Michael F. Albanese, CPA

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

RORINE INTERNATIONAL HOLDING CORPORATION

/s/ Mr. Tesheb Casimir

Mr. Tesheb Casimir, Chief Executive Officer
(Principal Executive Officer)

/s/ Mr. Tan Sew Hock
Mr. Tan Sew Hock Chief Financial Officer
(Principal Financial Officer)

Dated: January 7, 2016